Tax situation	12 Months Ended
Dec. 31, 2021
Tax situation
Tax situation

19.   Tax situation

(a)	Current tax regime -

The Company and its Peruvian subsidiaries are subject to the Peruvian tax regime. By means of Law N° 1261 enacted on December 10, 2016, the Peruvian government introduced certain amendments to the Income Tax Law, effective January 1, 2017. The most relevant are listed below:

-	A corporate income tax rate of 29.5% is set.
-

A tax of 5% of the income tax is established to the dividends or any other form of distribution of profits. The rate applicable to dividends will be considered taking into account the year in which the results or profits that form part of the distribution has been obtained. The rate will be considered according to the following: 4.1% with respect to the results obtained until December 31, 2014; 6.8% with respect to the results obtained during the years 2015 and 2016; and 5% with respect to the results obtained from January 1, 2017.

-	It has been established that the distribution of dividends to be made corresponds to the oldest retained earnings.

In July 2018, Law No. 30823 was published. Under this Law, the Congress delegated to the Executive Power the power to legislate on various issues, including tax and financial matters. In this sense, the main tax regulations issued are the following:

(i)	The Tax Code was modified in order to provide greater guarantees to taxpayers in the application of the general anti-avoidance rule (Rule XVI of the Preliminary Title of the Tax Code); as well as to provide the Tax Administration with tools for its effective implementation.
(ii)	Rules were established for the accrual of income and expenses for tax purposes as of January 1, 2019. Until 2018, there was no regulatory definition of this concept, so in many cases the accounting standards for its interpretation.
(iii)	Through Legislative Decree No. 1424 published on September 13, 2018, modifications were introduced in the Income Tax Law on the limit on the deduction for interest expenses. Since fiscal year 2021, net interest expenses will not be deductible in the part that exceeds 30% of the fiscal EBITDA of the previous fiscal year. It has been established that the amount of interest expenses that exceeds the amount of interest income, computable to determine net income, is considered net interest. Likewise, fiscal EBITDA is considered to be net income after compensation for losses plus net interest, depreciation and amortization. The net interest that cannot be deducted due to the application of this limit may be added to that corresponding to the four immediately following fiscal years. On December 30, 2021, the regulations were published through Supreme Decree No. 402-2021 establishing, among other points, that, in cases in which the taxpayer does not obtain net income in the taxable year or having obtained it, the amount of the losses of previous years compensable with that were equal to or greater, the tax EBITDA will be equal to the sum of the net interest, depreciation and amortization deducted in said year. As of December 31, 2021, the Group has not generated undeducted interest.

Through Legislative Decree No. 1488, published on May 10, 2020, a special depreciation regime is established, exceptionally and temporarily, for taxpayers of the General Income Tax Regime, the main aspects of which are the following:

-	As of fiscal year 2021, buildings and constructions acquired in fiscal years 2020 to 2022, will be depreciated applying an annual percentage of 20% until their total depreciation, provided that the following conditions are met:
(i)	Are totally affected by the production of third category taxable income.
(ii)	Construction would have started as of January 1, 2020. For these purposes, the beginning of construction is understood to be the moment when the building license or other document established by the Regulation is obtained and in the case of processing plants and other construction of processing concessions, when the construction authorization is obtained.
(iii)	Until December 31, 2022, the construction has a work progress of at least 80%. In the case of constructions that have not been completed until December 31, 2022, it is presumed that the work in progress to that date is less than 80%, unless the taxpayer proves otherwise. It is understood that the construction has been completed when the approval of the work or other document established by the Regulation has been obtained from the municipality and in the case of processing plants when the administrative act that approves the verification inspection of the construction of works has been obtained.

-As of fiscal year 2021, assets acquired in fiscal years 2020 to 2021, affected by the production of taxable income, will be depreciated by applying the following annual percentages until they are fully depreciated:

-	Data processing equipment: 50%
-	Machinery and equipment: 20%
-	Land transport vehicle (except railways) with EURO IV, Tier II and EPA 2007 technology, used by authorized companies: 33.3%
-	Hybrid or electric land transport vehicle (except railways): 50%.

On December 27, 2021, Law 31380 was published in which Congress delegates to the Executive Branch the power to legislate for a period of 90 days on tax, financial and economic reactivation matters for a period of 90 calendar days.

In tax matters, these powers refer to the Income Tax regulations on the deductibility of certain types of expenses, non-domiciled income, market value in the transfer of securities, among other issues, as well as the regulations of the Tax Code, Customs and Municipal Taxation.

On March 31, 2020, Superintendence Resolution 066-2020/SUNAT was published, establishing new default interest rates in force as of April 1, 2020. Thus, the default interest rate in national currency went from 1.2% to 1% and in the case of foreign currency it went from 0.6% to 0.5%. Likewise, the interest rates for the return of undue or excessive payments in national currency went from 0.50% to 0.42%, while in foreign currency it went from 0.30% to 0.25%. In the case of the interest for return for withholding and/or perceptions not applied to the IGV, it went from 1.2% to 1%.

Subsequently, on March 31, 2021, Superintendence Resolution 044-2021/SUNAT was published, establishing that the default interest rate in national currency goes from 1.0% to 0.9% per month, effective as of April 1, 2021. The other rates have not changed.

(b)	Years open to tax review -

During the four years following the year of filing the tax return, the tax authorities have the power to review and, as applicable, correct the income tax computed by the Group. The Income Tax and Value Added Tax (VAT) returns for the following years are open to review by the Tax Authorities:

Years open to review by the
Entity	Tax Authorities

Compañía de Minas Buenaventura S.A.A.	2016-2021
Compañía Minera Condesa S.A.	2016-2021
Compañía Minera Colquirrumi S.A.	2016-2021
Consorcio Energético de Huancavelica S.A.	2016-2021
Contacto Corredores de Seguros S.A.	2016-2021
El Molle Verde S.A.C.	2016-2021
Empresa de Generación Huanza S.A.	2016-2021
Inversiones Colquijirca S.A.	2016-2021
Minera La Zanja S.R.L.	2016, 2018-2021
Sociedad Minera El Brocal S.A.A.	2016-2021
S.M.R.L. Chaupiloma Dos de Cajamarca	2016-2021
Procesadora Industrial Río Seco S. A.	2016-2021
Apu Coropuna S.R.L.	2016-2021
Cerro Hablador S. A. C.	2016-2021
Minera Azola S. R. L.	2016-2021

As of the date of issuance of these consolidated financial statements, Buenaventura is being audited by the Tax Administration for income tax for the taxable year of 2017. Likewise, the audit processes of the subsidiaries La Zanja and Compañía Minera Condesa S.A. are being initiated. for the taxable year 2016.

Due to the possible interpretations that the Tax Authorities may give to legislation in effect, it is not possible to determine whether any of the tax audits will result in increased liabilities for the Group. For that reason, any tax or surcharge that could arise from future tax audits would be applied to the income of the period in which it is determined. In management’s opinion and its legal advisors, any possible additional payment of taxes in the entities mentioned before would not have a material effect on the consolidated financial statements as of December 31, 2021 and 2020.

The open tax process of the Group and its associates are described in note 31(d).

(c)	Tax-loss carryforwards -

As of December 2021 and 2020, the tax-loss carryforward determined by the Group amounts to approximately S/3,124,358,000 and S/2,469,226,000, respectively (equivalent to US$781,480,000 and US$681,354,000 respectively). As permitted by the Income Tax Law, the Group has chosen a system that permits to offset these losses against future net taxable income subject to an annual cap equivalent to 50% of net taxable income.

The Group recognized a deferred income tax asset related to the tax-loss carryforward of those entities where it is probable that a carryforward can be used to offset future taxable profits. See note 31.

(d)

Transfer pricing - For purposes of determining its income tax, the transfer prices for transactions with related companies and companies domiciled in territories with little or no taxation must be supported with documentation and information on the valuation methods used and the criteria considered for their determination. The tax administration can request this information based on analysis of the Group’s operations. The Group’s management and its legal advisers believe that, as a result of the application of these standards, no material contingencies will arise for the Group as of December 31, 2021, 2020 and 2019.

Minera Yanacocha SRL and subsidiary [Member]
Tax situation
Tax situation

17.   Tax situation

(a)	Current tax regime -

The Company and its subsidiary are subject to the Peruvian tax regime. The main tax regulations issued in recent years were the following:

-	On March 31, 2020, Superintendence Resolution 066-2020/SUNAT was published in which new default monthly interest rates were established effective April 1, 2020. The default interest rate in national currency changes from 1.2% to 1% and in the case of foreign currency it changes from 0.6% to 0.5%. Likewise, interest rates for the return of undue or excess payments in national currency (soles) change from 0.50% to 0.42% and in the case of foreign currency (US Dollars) change from 0.30% to 0.25%. Finally, the interest rate on returns due to withholding and/or non-applied perceptions of VAT changes from 1.2% to 1%.
-	Peru’s Executive Power issued Supreme Decree 086-2020-EF on April 21, 2020, modifying the requirements for deducting “wasted goods” for income tax purposes. The Company compliance the requirements of the law about destructions for year 2020.
-	On May 10, 2020, Peru’s Executive Power enacted Legislative Decree 1488, establishing special depreciation rules. This measure responds to the COVID-19 crisis. Legislative Decree 1488 is effective January 1, 2021.

In Law 31107, published in the Official Gazette on 31 December 2020, the Peruvian Government permits taxpayers to elect to apply the 20% depreciation rate (rather than the 5% rate) under the special depreciation regime for buildings and construction. Under prior law (Legislative Decree 1488), the 20% rate automatically applied if the following requirements were met: (i) the construction began on January 1, 2020 and (ii) 80% or more of the work was completed by December 31, 2020. Once made on the annual tax return, the election to apply the 20% rate is irrevocable.

In addition, for data processing equipment, machinery and equipment and ground transport vehicles acquired in 2020 and 2021, the law has stated that

i.	For data processing equipment (Slot machines excluded) a maximum tax depreciation rate of 50%.
ii.	Machinery and equipment (mining equipment not included) a maximum tax depreciation rate of 20%.
iii.	In the case of vehicles used by companies authorized to provide the service of transport of persons and/or goods, ground transport vehicles (except railways) which have a technology of higher environmental requirement than that provided for vehicles with EURO IV, Tier II and EPA 2007 technology are included in the new regimen a maximum tax depreciation rate of 33.3%.
iv.	Ground transport vehicles (except railways) of natural gas are included in the new regimen a maximum tax depreciation rate of 50%.

This law takes effect from January 1, 2021. This changed law will be applied to Company.

-	Since January 1, 2019, the applicable treatment of royalties and remuneration for services rendered by non-domiciled was modified (Legislative Decree No. 1369).
-	The rules that regulate the obligation of legal persons and / or legal entities to inform the identification of their final beneficiaries (Legislative Decree No. 1372) were established.

In July 2018, Law No. 30823 was published. Under this Law, the Congress delegated to the Executive Power the power to legislate on various issues, including tax and financial matters. In this sense, the main tax regulations issued are the following:

(i)

The Tax Code was modified in order to provide greater guarantees to taxpayers in the application of the general anti-avoidance rule (Rule XVI of the Preliminary Title of the Tax Code); as well as to provide the Tax Administration with tools for its effective implementation.

(ii)

Rules have been established for the accrual of income and expenses for tax purposes since January 1, 2019. Until 2018, there was no normative definition of this concept, so in many cases, accounting rules were used for its interpretation.

(b)	Tax stabilization agreements -

The Company entered into the following tax stability agreement with a term of 15 years:

Date of the Tax
Mine	Effective	Agreement

La Quinua	January 1, 2004	August 25, 2003

The La Quinua tax stabilization guaranteed the Company’s use of the tax regime shown in the table above and permitted maintenance of its accounting records in U.S. dollars for tax purposes, which expired on January 1, 2019.

The Company determines taxable income based on its understanding and that of its legal advisors, of applicable tax legislation. Taxable income differs from pre-tax income disclosed within these consolidated financial statements by those items that the applicable tax legislation deems to be non-taxable or non-deductible.

Pursuant to Legislative Decree No. 1261, published on December 10, 2016 and effective as of January 1, 2017, the applicable tax rate on the taxable income is 29.5%.

(c)	Years open to tax review -

As general rule , during the four years following the year of filing the tax return, the tax authorities have the power to review and, as applicable, correct the income tax computed by the Company.

However, in year 2020 the prescription period was suspended due to the declaration of the state of emergency and social isolation (quarantine), this issue was confirmed by the Tax Authority in reports No. 031-2020 and No. 039.2020, considering this tax return of fiscal year 2016 is still open for examination until March 2022. In that regard, the tax returns of the years 2016 to 2021 are open to assessment.

(d)	Transfer pricing -

For purposes of determining the Income Tax, the transfer prices for transactions with related companies and companies domiciled in territories with little or no taxation must be supported with documentation and information on the valuation methods used and the criteria considered for their determination. Tax Administration can request this information based on analysis of the Company's operations.

(e)	Other mining taxes -
(i)	Law No. 29788, Mining Royalties

On September 28, 2011, the Peruvian Government enacted new legislation to comprise a new mining tax payable to the Peruvian Government for extracting metallic and non-metallic mineral resources from its mining concessions.

Pursuant to this legislation, the mining royalty is payable quarterly based on sales and operating profit. The royalty amount due is 1% of revenue. An additional mining tax due is calculated based on the level of operating profit up to a maximum applicable rate of 12%. This component of the new mining tax only applies to those projects that are not covered by a tax stabilization agreement. During 2021, 2020 and 2019, the amounts included in cost of production related to mining royalties were US$5,266, US$6,167 and US$7,360, respectively. During 2021,2020 and 2019, the amount included in mining tax expense related to mining royalties were US$2,353, US$55 and US$1,563, respectively.

(ii)	Law No. 29789, Special Mining Tax

The Special Mining Tax (IEM) applies to mines not covered by a tax stabilization agreement. The IEM is payable on a quarterly basis with rates ranging from 2% to 8.4% of operating profit.

The rate varies depending on the level of operating profit. During the years ended December 31, 2021, 2020 and 2019 the amounts included in income and mining tax expense were US$9,196, US$5,065 and US$11,444, respectively.

(iii)	Law No. 29471, Supplementary Fund

The Supplementary Fund for retirement of mining applies to metallurgical and steel workers, affiliated to the National Pension System (SNP) and the Private Pension System (PPS); and is applicable since May 11, 2012. This Fund is formed by employee and employer contributions which are distributed according to the following detail:

-     Employers will contribute 0.5% of the annual income before taxes.

-     Employees will contribute 0.5% of their monthly gross salary.

-     The employer’s contributions are paid before tax; therefore, these amounts are deductible expenses for the year.

The new pension fund tax is calculated based on annual income and is payable quarterly. During the years ended December 31, 2021, 2020 and 2019 the amounts included in Income and mining tax expense amounted to US$688, US$868 and US$728, respectively.

(f)	Peruvian income tax -

The Company’s income tax provision consisted of the following:

	2021	2020	2019
	US$(000)	US$(000)	US$(000)

Current Peruvian income tax	40,590	51,197	42,978
Royalties and mining taxes	9,196	5,065	11,444
Income tax from prior years (refunds)/payments	(98)	(1,712)	8,459
Other taxes	320	1,363	993
Income tax prior years refunds	—	(2,895)	(3,002)
Fines from previous years	—	—	4,056
Current income tax expense	50,008	53,018	64,928
Deferred income tax benefit	1,021	—	—

Income tax expense	51,029	53,018	64,928

(g)	Deferred income tax asset -

As of December 31, 2021 and 2020, the Company maintains a deferred income tax asset for US$ 50 and US$1,071, respectively. The recognized deferred income tax asset corresponds entirely to additional tax credits that can be recovered by reducing the income tax paid of open periods subject to review of the tax authority. The Company has temporary differences that make up a deferred income tax asset for US$252,157, this deferred income tax asset has not been recognized as Management believes that there is no probable sufficient taxable profit in future periods nor evidence of tax planning opportunities to support the recognition of this temporary differences as income tax assets.

(h)	Reconciliation of income tax expense (benefit) –

Below is a reconciliation of tax expense and the accounts profit multiplied by the statutory tax rate for the years 2021 and 2020:

	2021	2020	2019
	US$(000)	US$(000)	US$(000)

Loss before income tax	(916,653)	(112,431)	(30,329)
Peruvian statutory tax rate	29.5%	29.5%	29.5%
Income tax income	(270,413)	(33,167)	(8,947)
Valuation allowance on deferred tax asset	253,178	57,131	46,473
Effect of change in translation to US dollars	36,189	23,075	(4,217)
Royalties and Mining taxes	9,196	5,065	11,444
Credit of royalties and Mining taxes	(2,713)	(1,494)	(3,376)
Non-deductible expenses	25,690	7,015	13,837
Income tax prior years (refunds) / payments	(98)	(1,712)	8,459
Ruling on a tax case from 2007-2009	—	(2,895)	—
Ruling on a tax case from 2004	—	—	(2,801)
Fines from prior years	—	—	4,056

Total income tax expense	51,029	53,018	64,928

(i)

As of December 31, 2021, the Company determined a current income tax payable of US$6,277 (Income tax payable of US$39,604 as December 31, 2020) and mining taxes payable for US$1,130 (US$2,425 as December 31, 2020). The current income tax payable of year 2021 includes the current income tax offset by the credits of the period. No contingencies were recognized in 2021.

Sociedad Minera Cerro Verde S.A.A. [Member]
Tax situation
Tax situation

13.   Tax situation

(a)    On February 13, 1998, the Company signed an Agreement of Guarantees and Measures to Promote Investments with the Government of Peru, under the Peruvian General Mining Law (the 1998 Stability Agreement). Upon approval of the 1998 Stability Agreement, the Company was subject to the tax, administrative and exchange regulations in force on May 6, 1996, for a period of 15 years, beginning January 1, 1999, and ending December 31, 2013.

On July 17, 2012, the Company signed a new Agreement of Guarantees and Measures to Promote Investments with the Government of Peru, under the Peruvian General Mining Law. Upon approval of this stability agreement, the Company became subject to the tax, administrative and exchange regulations in force on July 17, 2012, for a period of 15 years, beginning January 1, 2014, and ending December 31, 2028.

(b)	Under its current 15-year tax stability agreement, the Peruvian income tax rate applicable to the Company is 32%. As of December 31, 2021, the Company has recorded income tax benefits which it expects to use to offset future income tax provisions or will be refunded by SUNAT, totaled US$19.3 million (US$13.7 million as of December 31, 2020) (see Note 6).

For the year ended December 31, 2021, the Company recognized current income tax expense of US$704.5 million (including US$74.6 million of mining royalties, US$70.3 million for special mining, and US$8.8 million for the SRF), and a deferred income tax expense of US$31.2 million, resulting in a total income tax expense of US$735.7 million that has been included in the statements of comprehensive income.

For the year ended December 31, 2020, the Company recognized current income tax expense of US$210.6 million (including US$17.3 million for special mining, US$14.9 million of mining royalties, and US$2.6 million for the SRF), and a deferred income tax expense of US$26.3 million, resulting in a total income tax expense of US$236.9 million that has been included in the statements of comprehensive income.

For the year ended December 31, 2019, the Company recognized current income tax expense of US$156.5 million (including US$28.4 million of mining royalties, US$18.6 million of special mining tax and US$1.8 million for the SRF), and a deferred income tax expense of US$141.6 million, resulting in total income tax expense of US$298.1 million that has been included in the statements of comprehensive income.

(c)   SUNAT has the right to examine, and if necessary, amend the Company’s income tax return for the last four years. The Company’s income tax for the years 2016 through 2020 are open to examination by the tax authorities and the year 2016 is currently being examined. To date, SUNAT has concluded its review of the Company’s income tax through the year 2015 and the Company is in the claim and/or appeal process for the years 2003 through 2014.

Due to the many possible interpretations of current legislation, it is not possible to determine whether or not future reviews (including reviews of years pending examination) will result in additional tax liabilities for the Company. If management determines it is more likely than not that additional taxes are payable, these amounts, including any related interest and penalties, will be charged to expense in that period. In management’s and its legal advisors’ opinions, any possible tax settlement is not expected to be material to the financial statements.

(d)   Royalties and special mining taxes –

On June 23, 2004, Law 28528 was approved, which requires the holder of a mineral concession to pay a royalty in return for the exploitation of metallic and non-metallic minerals. The royalty is calculated using rates ranging from 1% to 3% of the value of concentrate or its equivalent according to the international price of the commodity published by the Ministry of Energy and Mines. Prior to January 1, 2014, the Company determined that these royalties were not applicable because it operated under the 1998 Stability Agreement with the Peruvian government. However, beginning January 1, 2014, the Company began paying royalties calculated on operating income with rates between 1% to 12% and a new special mining tax for its entire production base under its current 15-year tax stability agreement, which became effective January 1, 2014. The amount paid for the mining royalty is the greater of a progressive rate of the quarterly operating income or 1% of quarterly sales.

SUNAT assessed mining royalties on materials processed by the Company´s concentrator, which commenced operations in late 2006. These assessments cover the period December 2006 to December 2013. The Company contested each of these assessments because it considers that its 1998 Stability Agreement exempts from royalties all minerals extracted from its mining concession, irrespective of the method used for processing such minerals. No assessments can be issued for years after 2013, as the Company began paying royalties on all of its production in January 2014 under its new 15-year stability agreement.

Since 2017, the Company has recognized the related expense for the royalty and special mining tax assessments for the period December 2006 through the year 2013. Since 2014, the Company has been paying the disputed assessments under protest for the period from December 2006 through December 2013 under installment payment programs granted through scheduled monthly installments. In August 2021, the Company decided to pay in advance and under protest the total pending installments debt. As of December 31, 2021, the Company has made total payments of S/2.9 billion under these installment programs (US$791.9 million based on the date of payment exchange rate).

During February 2020, the Company requested the initiation of an arbitration proceeding against the Republic of Peru before the International Centre for Settlement of Investment Disputes and on October 19, 2021, the Company formally filed the arbitration claim.

On March 31, 2021, Superintendence Resolution 044-2021/SUNAT was published in which new default monthly interest rates were established effective April 1, 2021. The default interest rate in national currency changes from 1% to 0.9%.

(e)   Other assessments received from SUNAT and other regulatory entities -

The Company has also received assessments from SUNAT for additional taxes (other than the mining royalty and special mining tax explained in Note 13(d) above), including penalties and interest. The Company has filed objections to the assessments because it believes it has properly determined and paid its taxes. A summary of these assessments follows:

Year	Taxes	Penalty and interest	Total
	US$(000)	US$(000)	US$(000)

2003 – 2005	8,684	39,402	48,086
2006	10,998	51,565	62,563
2007	11,579	22,102	33,681
2008	16,907	16,923	33,830
2009	56,000	51,604	107,604
2010	53,573	121,952	175,525
2011	40,593	65,366	105,959
2012	869	6,718	7,587
2013	48,063	65,014	113,077
2014	181	3,208	3,389
2015	763	21,894	22,657
2016	4,202	2,652	6,854

	252,412	468,400	720,812

As of December 31, 2021, the Company has paid a total of US$641.3 million of which US$236.5 million (US$190.5 million as of December 31, 2020) is included in “Other non-financial assets, non-current” (see Note 6) in the statements of financial position for these disputed tax assessments. The Company believes this amount is recoverable.

(f)   As of December 31, 2021, the Company does not have any letters of credit associated with the royalty dispute matter. As of December 31, 2020, the Company issued letters of credit to secure tax obligations amounting to S/1,370.3 million (equivalent to US$378.1 million), which were related to installment programs for the royalty dispute matter (see Note 13(d)).

(g)   The Company recognizes the effect of temporary differences between the accounting base for financial reporting purposes and the tax base. The composition of this item is made up as follows:

	December 31, 2021	December 31, 2020	December 31, 2019
	US$(000)	US$(000)	US$(000)
Deferred Income tax
Asset
Cost of net asset for the construction of the tailing dam	139,635	125,621	30,033
Royalty accrual	219	83,570	84,546
Provision for remediation and mine closure	22,620	19,937	17,309
Unpaid vacations	10,078	7,015	6,618
Provision for mining taxes	11,604	6,124	3,737
Development costs	47	59	72
Leases	709	931	406
Other provisions	10,381	10,826	10,276
	195,293	254,083	152,997
Liability

Property, plant and equipment depreciation	529,124	545,636	458,307
Stripping activity asset	59,673	43,187	33,661
Embedded derivatives for price adjustment of copper concentrate and cathode	3,865	37,862	10,742
Valuation of inventories	24,960	18,479	14,885
Debt issuance costs	28	412	933
	617,650	645,576	518,528
Deferred liabilities, net	422,357	391,493	365,531
Supplementary retirement fund
Deferred liability	4,965	4,581	4,258

Total deferred income tax liability	427,322	396,074	369,789

Reconciliation of the income tax rate -

For the years ended December 31, 2021, 2020 and 2019, the income tax expense recorded differs from the result of applying the legal rate to the Company’s profit before income tax, as detailed below:

	2021	2020	2019
	US$(000)	US$(000)	US$(000)

Profit before income tax	1,927,177	511,470	688,451
Income tax rate	32%	32%	32%
Expected income tax expense	616,697	163,670	220,304
Special mining tax and mining royalties	(46,366)	(10,305)	(15,660)
Provision (gain) for uncertainty about treatments of income taxes	(14,379)	1,313	7,060
Non - deductible expenses	14,609	16,925	24,129
Income tax true – ups	6,345	5,292	2,915
Moratorium interest	1,019	24,652	4,052
Income tax rate change effect on deferred taxes for change in Peruvian tax law once the current Stability Contract expires	840	(2,750)	(2,746)
Others	2,830	3,035	7,546
Current and deferred income tax	581,595	201,832	247,600
Mining taxes	144,895	32,203	47,032
Supplementary retirement fund	9,213	2,891	3,442

	735,703	236,926	298,074

Effective income tax	38.18%	46.32%	43.30%

Income tax -

The income tax expense for the years ended December 31, 2021, 2020 and 2019 is shown below:

	2021	2020	2019
	US$(000)	US$(000)	US$(000)

Income tax
Current	550,731	175,870	107,666
Deferred	30,864	25,962	139,934
	581,595	201,832	247,600
Mining taxes
Current mining royalty and special mining tax	144,895	32,203	47,032

Supplementary retirement fund
Current	8,828	2,568	1,835
Deferred	385	323	1,607
	9,213	2,891	3,442

Income tax expense reported in the statements of comprehensive income	735,703	236,926	298,074